                                                                    EXHIBIT 21.0

                            ACME COMMUNICATIONS, INC.

                                  SUBSIDIARIES

     ACME TELEVISION HOLDINGS, LLC:

        ACME INTERMEDIATE HOLDINGS, LLC:

                                                                   ORGANIZED
        SUBSIDIARIES:                                             UNDER LAWS OF

        ACME Television, LLC                                       Delaware
        ACME Subsidiary Holdings II, LLC                           Delaware
        ACME Intermediate Finance, Inc.                            Delaware

               ACME TELEVISION, LLC:

                                                                   ORGANIZED
               SUBSIDIARIES:                                      UNDER LAWS OF

               ACME Subsidiary Holdings III, LLC                   Delaware
               ACME Finance Corporation                            Delaware
               ACME Television of New Mexico, LLC                  Delaware
               ACME Television Licenses of New Mexico, LLC         Delaware
               ACME Television of Oregon, LLC                      Delaware
               ACME Television Licenses of Oregon, LLC             Delaware
               ACME Television of Tennessee, LLC                   Delaware
               ACME Television Licenses of Tennessee, LLC          Delaware
               ACME Television of Utah, LLC                        Delaware
               ACME Television Licenses of Utah, LLC               Delaware
               ACME Television Holdings of Missouri, Inc.          Missouri
               ACME Television of Missouri, Inc.                   Missouri
               ACME Television Licenses of Missouri, LLC           Missouri
               ACME Television of Florida, LLC                     Delaware
               ACME Television Licenses of Florida, LLC            Delaware
               ACME Television of Ohio, LLC                        Delaware
               ACME Television Licenses of Ohio, LLC               Delaware
               ACME Television of Illinois, LLC                    Delaware
               ACME Television Licenses of Illinois, LLC           Delaware
               ACME Television of Wisconsin, LLC                   Delaware
               ACME Television Licenses of Wisconsin, LLC          Delaware
               ACME Television of Michigan, LLC                    Delaware


                                       70